UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3175 (Commission File Number)	74-1828067 (IRS Employer Identification No.)

One Valero Place San Antonio, Texas (Address of principal executive offices)	78212 (Zip Code)

Registrant’s telephone number, including area code: (210) 370-2000

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release dated January 27, 2004.

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, Valero Energy Corporation (the “Company”) issued a press release announcing financial results for the Company’s fourth quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release discloses a financial measure (EBITDA) that is a non-GAAP financial measure as defined under SEC rules. The press release furnishes a reconciliation of EBITDA to its nearest GAAP financial measure. Reasons for the Company’s use of EBITDA are disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2002, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Results of Operations – 2002 Compared to 2001 – Corporate Expenses and Other.”

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION
Date: January 27, 2004	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated January 27, 2004.

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